UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2016

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	000-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On February 17, 2016, Marvell Technology Group Ltd. (“Marvell”) issued a press release regarding the settlement of the patent infringement lawsuit between Marvell and Carnegie Mellon University (“CMU”). A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein and to Item 8.01 below.

As disclosed in Exhibit 99.1 of our Current Report on Form 8-K filed on December 7, 2015, Marvell previously recorded a loss contingency reserve of $388.5 million. No future royalties are due to CMU.

Item 8.01	Other Events

In connection with the CMU settlement, Marvell has agreed to pay an aggregate of $750 million, without any ongoing royalty payments, to CMU and the parties have agreed to mutually acceptable release, license and covenant not to sue provisions. Marvell expects the action to be finally dismissed in the third quarter of fiscal 2017, approximately 6 months after payment of the full amount of the settlement payment. In connection with the settlement, the primary supersedeas bond that Marvell entered into in connection with this litigation has been reduced to $439 million and the secondary bond, which is secured, has been adjusted to $311 million. The bonds will be reduced as Marvell makes the settlement payments, which Marvell expects will be completed within the first quarter of fiscal 2017. All of Marvell’s obligations under both bonds will be discharged pursuant to a stipulated dismissal to be filed by the parties within three days of the final settlement payment. The bonds will continue to be supported by the bond specific indemnity agreement filed as Exhibit 99.2 to our Current Report on Form 8-K filed on September 11, 2015 until such are terminated and released.

Forward-Looking Statements under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including: its use of non-GAAP financial measures as important supplemental information. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “can,” “will” and similar expressions identify such forward-looking statements. These statements are not guarantees of results and should not be considered as an indication of future activity or future performance. Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties, including, among others, the timing of payment of the settlement amount and court approval of the final dismissal of the action and release of the supersedeas bonds. For other factors that could cause Marvell’s results to vary from expectations, please see the risk factors identified in the Marvell’s latest Annual Report on Form 10-K for the year ended January 31, 2015 and its latest Quarterly Report on Form 10-Q for the quarter ended May 2, 2015 as filed with the SEC, and other factors detailed from time to time in Marvell’s filings with the SEC. Marvell undertakes no obligation to revise or update publicly any forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No	Description
99.1	Press Release dated February 17, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2016

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ David Eichler
David Eichler
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
99.1	Press Release dated February 17, 2016